                                                                    EXHIBIT 99.2
         KMART CORPORATION
         SARBANES-OXLEY ACT SECTION 906 CERTIFICATION

         In connection with this Annual Report on Form 10-K/A of Kmart Corporation for the period ended January 30, 2002, I, Albert A. Koch, Chief Financial Officer of Kmart Corporation, hereby certify pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

         1. this Form 10-K/A for the period ended January 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in this Form 10-K/A for the period ended January 30, 2002 fairly presents, in all material respects, the financial condition and results of operations of Kmart Corporation.


         Date: January 14, 2003

    /s/ A. A. Koch
    -----------------------
    Albert A. Koch
    Chief Financial Officer